SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 1998


                   Chase Commercial Mortgage Securities Corp.
                    (Issuer in respect of Commercial Mortgage
                    Pass-Through Certificates, Series 1998-1)
                          (Exact name of registrant as
                            specified in its charter)





           New York                       333-48395               13-3728743
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


   270 Park Avenue, New York, New York                                  10017
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(Address of principal executive offices)                              (Zip Code)



                           Exhibit Index is on Page 5





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Item 5.   Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-1. On May 15, 1998, Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, State Street Bank and Trust Company, as trustee, The Chase Manhattan Bank, as servicer, and CRIIMI MAE Services Limited Partnership, as special servicer, of Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates"), issued in fourteen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of May 1, 1998 of $736,087,306 were sold to Chase Securities Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of May 7, 1998, by and among the Company and the Underwriter.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)   Exhibits


Exhibit 4         Pooling and Servicing Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: May 26, 1998

                CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION



                By:     /s/ Michael J. Malter
                        ---------------------
                Name:   Michael J. Malter
                Title:  Chairman and President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.                Description                                   Page
-----------                -----------                                   ----

4                          Pooling and Servicing Agreement               6